                       INITIAL ADJUSTABLE RATE LOAN GROUP

  Current Mortgage Rates for the Initial Adjustable Rate Mortgage Loan Group(1)

                                                  Number of         Aggregate Principal          Percent of
Mortgage Rate                                   Mortgage Loans      Balance Outstanding          Loan Group
-------------                                   --------------      -------------------          ----------
7.500%-7.999%..............................           12               $ 1,319,868                    1.4%
8.000%-8.499%..............................           43                 6,236,214                    6.6
8.500%-8.999%..............................          106                16,269,062                   17.1
9.000%-9.499%..............................          102                15,759,285                   16.6
9.500%-9.999%..............................          117                13,786,244                   14.5
10.000%-10.499.............................          137                15,104,118                   15.9
10.500%-10.999%............................          110                13,217,100                   13.9
11.000%-11.499%............................           72                 7,831,787                    8.2
11.500%-11.999%............................           47                 4,287,802                    4.5
12.000%-12.499%............................            9                   657,736                    0.7
12.500%-12.999%............................            6                   391,385                    0.4
13.000%-13.499%............................            2                   136,634                    0.1
                                                     ---               -----------                  -----
                  Totals   ................          763               $94,997,235                  100.0%
                                                     ===               ===========                  =====

-----------
(1) As of the Cut-off Date, the current Mortgage Rates borne by the Initial Adjustable Rate Mortgage Loans ranged from 7.750% per annum to 13.050% per annum and the weighted average Mortgage Rate borne by the Initial Adjustable Rate Mortgage Loans was approximately 9.794% per annum.

                   Remaining Months to Stated Maturity for the
                 Initial Adjustable Rate Mortgage Loan Group(1)


                                                 Number of          Aggregate Principal         Percent of
Remaining Term                                Mortgage Loans        Balance Outstanding         Loan Group
--------------                                --------------        -------------------         ----------
337 to 348...............................            1                 $   496,815                  0.5%
349 to 360...............................          762                  94,500,420                 99.5
                                                   ---                 -----------                -----
                           Totals   .....          763                 $94,997,235                100.0%
                                                   ===                 ===========                =====

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Initial Adjustable Rate Mortgage Loans ranged from 347 months to 360 months and the weighted average remaining term to stated maturity of the Initial Adjustable Rate Mortgage Loans was approximately 359 months.

               Original Mortgage Loan Principal Balances for the
                       Initial Adjustable Rate Mortgage(1)

                                                        Number of       Aggregate Principal        Percent of
Range of Original Mortgage Loan Principal Balances    Mortgage Loans    Balance Outstanding        Loan Group
--------------------------------------------------    --------------    -------------------        ----------
$100,000 or less....................................        367             $23,996,961                25.3%
$100,001-$150,000...................................        208              25,504,789                26.8
$150,001-$200,000...................................         79              13,528,541                14.2
$200,001-$250,000...................................         48              10,808,914                11.4
$250,001-$300,000...................................         27               7,439,635                 7.8
$300,001-$350,000...................................         13               4,097,407                 4.3
$350,001-$400,000...................................         10               3,776,272                 4.0
$400,001-$450,000...................................          2                 857,571                 0.9
$450,001-$500,000...................................          7               3,343,842                 3.5
$800,001-$850,000...................................          2               1,643,303                 1.7
                                                            ---             -----------               -----
                           Totals   ................        763             $94,997,235               100.0%
                                                            ===             ===========               =====

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Initial Adjustable Rate Mortgage Loans ranged from approximately $19,502 to approximately $828,297 and the average outstanding principal balance of the Initial Adjustable Rate Mortgage Loans was approximately $124,505.

     State Distributions of Initial Adjustable Rate Mortgaged Properties(1)

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Arizona.....................................            16               $ 1,787,533                    1.9%
California..................................            57                10,818,460                   11.4
Colorado....................................            55                 7,928,255                    8.3
Connecticut.................................            18                 2,271,552                    2.4
District of Columbia........................             2                   334,942                    0.4
Florida.....................................            76                 7,447,224                    7.8
Georgia.....................................            20                 2,471,949                    2.6
Idaho.......................................             3                   233,966                    0.2
Illinois....................................            38                 4,822,528                    5.1
Indiana.....................................             9                   573,386                    0.6
Kansas......................................             4                   357,622                    0.4
Kentucky....................................             7                   524,477                    0.6
Louisiana...................................            10                 1,172,607                    1.2
Maine.......................................             1                    86,065                    0.1
Maryland....................................            13                 1,805,435                    1.9
Massachusetts...............................            24                 3,908,656                    4.1
Michigan....................................            78                 8,132,143                    8.6
Minnesota...................................            17                 2,034,177                    2.1
Mississippi.................................             4                   864,042                    0.9
Missouri....................................            27                 1,954,198                    2.1
New Hampshire...............................             2                   177,064                    0.2
New Jersey..................................            42                 7,326,349                    7.7
New Mexico..................................             2                   458,302                    0.5
New York....................................            25                 3,951,119                    4.2
North Carolina..............................            22                 2,511,432                    2.6
Ohio........................................            25                 2,141,784                    2.3
Oklahoma....................................             7                   595,770                    0.6
Oregon......................................             4                   438,976                    0.5
Pennsylvania................................            12                 1,213,154                    1.3
Rhode Island................................             4                   286,533                    0.3
South Carolina..............................             9                   600,377                    0.6
Tennessee...................................            29                 3,856,210                    4.1
Texas.......................................            24                 3,070,907                    3.2
Utah........................................             6                   761,841                    0.8
Vermont.....................................             9                   883,779                    0.9
Virginia....................................             8                 1,229,393                    1.3
Washington..................................            19                 2,894,002                    3.0
Wisconsin...................................            34                 3,007,067                    3.2
Wyoming.....................................             1                    63,959                    0.1
                                                       ---               -----------                  -----
        Totals..............................           763               $94,997,235                  100.0%
                                                       ===               ===========                  =====

---------------

(1) No more than approximately 0.87% of the Initial Adjustable Rate Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area.

   Loan-to-Value Ratios for the Initial Adjustable Rate Mortgage Loan Group(1)

                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratio                    Mortgage Loans        Balance Outstanding           Loan Group
----------------------------                    --------------        -------------------           ----------
50.00% or less.............................             31               $ 3,161,704                     3.3%
50.01%-55.00%..............................              9                   901,846                     0.9
55.01%-60.00%..............................             23                 2,736,467                     2.9
60.01%-65.00%..............................             40                 5,565,710                     5.9
65.01%-70.00%..............................             79                 8,968,332                     9.4
70.01%-75.00%..............................            123                12,809,097                    13.5
75.01%-80.00%..............................            213                29,589,310                    31.1
80.01%-85.00%..............................            111                14,052,213                    14.8
85.01%-90.00%..............................            132                16,793,772                    17.7
90.01%-95.00%..............................              2                   418,784                     0.4
                                                       ---               -----------                   -----
   Totals..................................            763               $94,997,235                   100.0%
                                                       ===               ===========                   =====

---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Initial Adjustable Rate Mortgage Loans ranged from 26.58% to 95.00% and the weighted average Loan-to-Value Ratio of the Initial Adjustable Rate Mortgage Loans was approximately 77.40%.

        Loan Purpose for the Initial Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................          319                 $40,404,168                 42.5%
Refinance--Rate/Term........................          103                  11,514,586                 12.1
Refinance--Cashout..........................          341                  43,078,481                 45.3
                                                      ---                 -----------                -----
   Totals...................................          763                 $94,997,235                100.0%
                                                      ===                 ===========                =====

Type of Mortgaged Properties for the Initial Adjustable Rate Mortgage Loan Group

                                                    Number of         Aggregate Principal         Percent of
Property Type                                    Mortgage Loans       Balance Outstanding         Loan Group
-------------                                    --------------       -------------------         ----------
Single-family Detached......................           607                $75,222,514                79.2%
Two- to Four-Family Dwelling Unit...........            66                  7,567,533                 8.0
Condominium.................................            28                  3,250,892                 3.4
Planned Unit Development....................            61                  8,896,318                 9.4
Manufactured Housing........................             1                     59,978                 0.1
                                                       ---                -----------               -----
        Totals..............................           763                $94,997,235               100.0%
                                                       ===                ===========               =====

    Documentation Summary for the Initial Adjustable Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal         Percent of
Documentation                                      Mortgage Loans       Balance Outstanding         Loan Group
-------------                                      --------------       -------------------         ----------
Full Documentation.............................         560                 $67,259,608                70.8%
24 Month Bank Statement........................          72                  11,085,035                11.7
Reduced Documentation..........................          38                   6,365,023                 6.7
Stated Documentation...........................          93                  10,287,569                10.8
                                                        ---                 -----------               -----
        Totals.................................         763                 $94,997,235               100.0%
                                                        ===                 ===========               =====

     Occupancy Types for the Initial Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................          680                   $87,332,467                 91.9%
Second Home...................................           12                     1,606,302                  1.7
Investment....................................           71                     6,058,467                  6.4
                                                        ---                   -----------                -----
        Totals................................          763                   $94,997,235                100.0%
                                                        ===                   ===========                =====

---------------
(1) Based upon representations of the related Mortgagor at the time of origination.

Mortgage Loan Age Summary for the Initial Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Mortgage Loan Age (Months)                         Mortgage Loans         Balance Outstanding         Loan Group
--------------------------                         --------------         -------------------         ----------
0.............................................           51                   $ 6,604,342                 7.0%
1.............................................          617                    75,832,024                79.8
2.............................................           74                     9,849,843                10.4
3.............................................            3                       392,459                 0.4
4.............................................            5                       859,812                 0.9
5.............................................            4                       379,690                 0.4
6.............................................            4                       328,376                 0.3
7.............................................            3                       157,478                 0.2
8.............................................            1                        96,396                 0.1
13 ...........................................            1                       496,815                 0.5
                                                        ---                   -----------               -----
        Totals................................          763                   $94,997,235               100.0%
                                                        ===                   ===========               =====

---------------
(1) The weighted average age of the Initial Adjustable Rate Mortgage Loans is approximately 1 month.

    Credit Grade Summary for the Initial Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grade                                       Mortgage Loans         Balance Outstanding         Loan Group
------------                                       --------------         -------------------         ----------
AO............................................           246                  $32,244,472                33.9%
A-............................................           296                   38,795,997                40.8
B.............................................            77                    9,602,969                10.1
B-............................................            45                    5,476,320                 5.8
C.............................................            76                    7,012,801                 7.4
C- ...........................................            23                    1,864,676                 2.0
                                                         ---                  -----------               -----
        Totals................................           763                  $94,997,235               100.0%
                                                         ===                  ===========               =====

     Year of Origination for the Initial Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
1998..........................................            5                   $   750,689                 0.8%
1999..........................................          758                    94,246,546                99.2
                                                        ---                   -----------               -----
        Totals................................          763                   $94,997,235               100.0%
                                                        ===                   ===========               =====

   Prepayment Penalties for the Initial Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None    ......................................           343                  $44,548,172                46.9%
12 months.....................................             2                      267,647                 0.3
24 months.....................................           191                   24,167,798                25.4
36 months.....................................           180                   21,634,116                22.8
60 months.....................................            47                    4,379,502                 4.6
                                                         ---                  -----------               -----
        Totals................................           763                  $94,997,235               100.0%
                                                         ===                  ===========               =====

---------------
(1) The weighted average prepayment penalty term with respect to the Initial Adjustable Rate Mortgage Loans having prepayment penalties is approximately 32 months. With respect to those Initial Adjustable Rate Mortgage Loans which have prepayment penalties, 78.7% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.

        Product Type for the Initial Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Loan Type                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Six Month LIBOR Loan..........................            24                  $ 4,635,821                 4.9%
1/29 Loan     ................................            33                    5,095,900                 5.4
2/28 Loan.....................................           468                   57,273,262                60.3
3/27 Loan.....................................           222                   26,191,300                27.6
5/25 Loan.....................................            16                    1,800,952                 1.9
                                                         ---                  -----------               -----
        Totals................................           763                  $94,997,235               100.0%
                                                         ===                  ===========               =====

     Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)

                                              Number of          Aggregate Principal     Percent of
Range of Maximum Mortgage Rates             Mortgage Loans       Balance Outstanding     Loan Group
-------------------------------             --------------       -------------------     ---------
13.500% - 13.999% ........................          2              $   200,461              0.2%
14.000% - 14.499% ........................          1                   99,466              0.1
14.500% - 14.999% ........................         16                3,110,785              3.3
15.000% - 15.499% ........................         49                7,433,739              7.8
15.500% - 15.999% ........................        104               14,885,912             15.7
16.000% - 16.499% ........................         97               14,665,678             15.4
16.500% - 16.999% ........................        115               13,415,417             14.1
17.000% - 17.499% ........................        137               14,986,478             15.8
17.500% - 17.999% ........................        109               13,022,086             13.7
18.000% - 18.499% ........................         70                7,746,044              8.2
18.500% - 18.999% ........................         46                4,245,415              4.5
19.000% - 19.499% ........................          9                  657,736              0.7
19.500% - 19.999% ........................          6                  391,385              0.4
20.000% - 20.499% ........................          2                  136,634              0.1
                                                 ----              -----------            -----
              Totals .....................        763              $94,997,235            100.0%
                                                 ====              ===========            =====

------------
(1) As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 13.750% per annum to 20.050% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was 16.744% per annum.


    Next Adjustment Date for the Initial Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
December 1999..............................            4                 $   703,939                    0.7%
January 2000 ..............................           19                   3,729,882                    3.9
February 2000 .............................            1                     202,000                    0.2
June 2000..................................            1                     411,571                    0.4
July 2000..................................           27                   4,259,874                    4.5
August 2000................................            6                     921,270                    1.0
December 2000..............................            1                      96,396                    0.1
January 2001...............................            2                     101,327                    0.1
February 2001..............................            4                     328,376                    0.3
March 2001.................................            2                     180,185                    0.2
April 2001.................................            3                     707,241                    0.7
May 2001...................................            2                     268,914                    0.3
June 2001..................................           55                   6,586,274                    6.9
July 2001 .................................          363                  43,759,363                   46.1
August 2001 ...............................           35                   4,748,372                    5.0
January 2002...............................            1                      56,152                    0.1
March 2002.................................            2                     199,506                    0.2
April 2002.................................            2                     152,571                    0.2
May 2002...................................            1                     123,545                    0.1
June 2002..................................           13                   1,928,225                    2.0
July 2002..................................          196                  23,151,801                   24.4
August 2002................................            7                     579,500                    0.6
June 2004..................................            1                     219,834                    0.2
July 2004..................................           13                   1,427,919                    1.5
August 2004................................            2                     153,200                    0.2
                                                     ---                 -----------                  -----
   Totals..................................          763                 $94,997,235                  100.0%
                                                     ===                 ===========                  =====

                          INITIAL FIXED RATE LOAN GROUP

        Mortgage Rates for the Intitial Fixed Rate Mortgage Loan Group(1)



                                                  Number of           Aggregate Principal          Percent of
Mortgage Rate                                   Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   ---------------       -------------------          -----------
6.500%-6.999%..............................              2                   $99,700                    0.2%
7.000%-7.499%..............................              9                   754,809                     1.5
7.500%-7.999%..............................             27                 2,080,491                     4.2
8.000%-8.499%..............................             39                 3,551,716                     7.1
8.500%-8.999%..............................             45                 3,393,615                     6.8
9.000%-9.499%..............................             81                 6,933,643                    13.9
9.500%-9.999%..............................            126                10,549,429                    21.1
10.000%-10.499%............................             70                 5,150,798                    10.3
10.500%-10.999%............................            107                 8,115,172                    16.2
11.000%-11.499%............................             47                 3,611,392                     7.2
11.500%-11.999%............................             47                 3,479,123                     7.0
12.000%-12.499%............................             18                 1,132,993                     2.3
12.500%-12.999%............................             11                   728,325                     1.5
13.000%-13.499%............................              4                   311,664                     0.6
14.000%-14.499%............................              1                    97,500                     0.2
                                                 ---------               -----------                  ------
                  Totals   ................            634               $49,990,370                  100.0%
                                                 =========               ===========                  ======

-----------
(1) As of the Cut-off Date, the interest rates (the "Mortgage Rates") borne by the Initial Fixed Rate Mortgage Loans ranged from 6.850% per annum to 14.125% per annum and the weighted average Mortgage Rate of the Initial Fixed Rate Mortgage Loans was approximately 9.945% per annum.

                   Remaining Months to Stated Maturity for the
                   Initial Fixed Rate Mortgage Loan Group(1)



                                                  Number of           Aggregate Principal          Percent of
Remaining Term                                  Mortgage Loans        Balance Outstanding          Loan Group
--------------                                  ---------------       -------------------          -----------
109 to 120 months........................               8                   $421,868                   0.8%
157 to 168 months........................               1                     47,713                    0.1
169 to 180 months .......................             331                 25,067,959                   50.1
217 to 228 months........................               1                     88,893                    0.2
229 to 240 months........................              24                  1,604,397                    3.2
289 to 300 months........................               3                    284,817                    0.6
349 to 360 months........................             266                 22,474,724                   45.0
                                                    -----                -----------                 ------
                           Totals   .....             634                $49,990,370                 100.0%
                                                    =====                ===========                 ======

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Initial Fixed Rate Mortgage Loans ranged from 116 months to 360 months and the weighted average remaining term to stated maturity of the Initial Fixed Rate Mortgage Loans was approximately 262 months.


                    Original Mortgage Loan Principal Balances
               for the Initial Fixed Rate Mortgage Loan Group(1)



Range of Original Mortgage Loan                    Number of           Aggregate Principal          Percent of
Principal Balances                              Mortgage Loans        Balance Outstanding          Loan Group
-------------------------------                 ---------------       -------------------          -----------
$100,000 or less........................              475                 $26,813,382                53.6%
$100,001-$150,000.......................              108                  13,141,565                 26.3
$150,001-$200,000.......................               31                   5,426,934                 10.9
$200,001-$250,000.......................               17                   3,706,218                  7.4
$250,001-$300,000.......................                2                     552,453                  1.1
$300,001-$350,000.......................                1                     349,819                  0.7
                                                    -----                 -----------               ------
         Totals   ......................              634                 $49,990,370               100.0%
                                                    =====                 ===========               ======


-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Initial Fixed Rate Mortgage Loans ranged from approximately $15,962 to approximately $349,819 and the average outstanding principal balance of the Initial Fixed Rate Mortgage Loans was approximately $78,849.

           Product Type for the Initial Fixed Rate Mortgage Loan Group



                                                  Number of          Aggregate Principal          Percent of
Loan Type                                      Mortgage Loans        Balance Outstanding          Loan Group
---------                                      --------------        -------------------          -----------
10 year Fixed...........................               8                   $421,868                   0.8%
15 year Fixed...........................             138                  7,632,357                   15.3
20 year Fixed...........................              25                  1,693,290                    3.4
25 year Fixed...........................               3                    284,817                    0.6
30 year Fixed...........................             266                 22,474,724                   45.0
Balloon Loan............................             194                 17,483,315                   35.0
                                                   -----                -----------                 ------
         Totals   ......................             634                $49,990,370                 100.0%
                                                   =====                ===========                 ======



        State Distributions of Initial Fixed Rate Mortgaged Properties(1)



                                                  Number of           Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   ---------------       -------------------          -----------
Arizona.............................                   9                  $661,090                   1.3%
Arkansas............................                  12                   559,542                    1.1
California..........................                  21                 2,488,369                    5.0
Colorado............................                  12                 1,143,321                    2.3
Connecticut.........................                  15                 1,188,917                    2.4
District of Columbia................                   1                   110,941                    0.2
Florida.............................                  99                 6,856,287                   13.7
Georgia.............................                  22                 1,592,959                    3.2
Idaho...............................                   3                   286,259                    0.6
Illinois............................                  30                 2,359,218                    4.7
Indiana.............................                  20                 1,479,023                    3.0
Kentucky............................                  10                   613,291                    1.2
Louisiana...........................                  20                 1,200,185                    2.4
Maine...............................                   1                    36,269                    0.1
Maryland............................                   4                   275,929                    0.6
Massachusetts.......................                  12                 1,461,125                    2.9
Michigan............................                  47                 2,758,860                    5.5
Minnesota...........................                   3                   197,197                    0.4
Mississippi.........................                  10                   683,712                    1.4
Missouri............................                   6                   296,147                    0.6
New Hampshire.......................                   3                   394,031                    0.8
New Jersey..........................                  22                 2,452,985                    4.9
New York............................                  65                 8,394,849                   16.8
North Carolina......................                  23                 1,916,963                    3.8
Ohio................................                  34                 2,392,479                    4.8
Oklahoma............................                   4                   299,824                    0.6
Oregon..............................                   4                   342,175                    0.7
Pennsylvania........................                  16                   767,925                    1.5
Rhode Island........................                   1                   103,459                    0.2
South Carolina......................                  10                   508,442                    1.0
Tennessee...........................                  50                 2,962,460                    5.9
Texas...............................                   7                   441,580                    0.9
Utah................................                   5                   369,791                    0.7
Vermont.............................                   1                   121,406                    0.2
Virginia............................                   6                   537,275                    1.1
Washington..........................                   7                   638,722                    1.3
West Virginia.......................                   1                    51,787                    0.1
Wisconsin...........................                  18                 1,045,574                    2.1
                                                    ----                ----------                 ------
        Totals......................                 634               $49,990,370                 100.0%
                                                    ====               ===========                 ======


---------------
(1) No more than approximately 1.40% of the Initial Fixed Rate Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area.

     Loan-to-Value Ratios for the Initial Fixed Rate Mortgage Loan Group(1)



                                                  Number of           Aggregate Principal          Percent of
Range of Loan-to-Value Ratio                    Mortgage Loans        Balance Outstanding          Loan Group
----------------------------                    ---------------       -------------------          -----------
50.00% or less....................                     67                $4,037,311                     8.1%
50.01%-55.00%.....................                     28                 1,608,964                      3.2
55.01%-60.00%.....................                     44                 3,231,256                      6.5
60.01%-65.00%.....................                     41                 3,490,963                      7.0
65.01%-70.00%.....................                     74                 5,945,554                     11.9
70.01%-75.00%.....................                     82                 5,938,937                     11.9
75.01%-80.00%.....................                    146                12,088,013                     24.2
80.01%-85.00%.....................                     92                 6,900,321                     13.8
85.01%-90.00%.....................                     52                 5,681,670                     11.4
90.01%-95.00%.....................                      8                 1,067,380                      2.1
                                                     ----               -----------                   ------
   Totals.........................                    634               $49,990,370                   100.0%
                                                     ====               ===========                   ======


---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Initial Fixed Rate Mortgage Loans ranged from 11.93% to 95.00% and the weighted average Loan-to-Value Ratio of the Initial Fixed Rate Mortgage Loans was approximately 73.47%.


           Loan Purpose for the Initial Fixed Rate Mortgage Loan Group



                                                  Number of           Aggregate Principal          Percent of
Loan Purpose                                    Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   ---------------       -------------------          -----------
Refinance--Rate/Term..............                   148                 $11,265,005                   22.5%
Purchase..........................                   118                  10,206,434                    20.4
Refinance--Cashout................                   368                  28,518,931                    57.0
                                                    ----                 -----------                  ------
   Totals........................                    634                 $49,990,370                  100.0%
                                                    ====                 ===========                  ======



   Type of Mortgaged Properties for the Initial Fixed Rate Mortgage Loan Group



                                                  Number of           Aggregate Principal          Percent of
Property Type                                   Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   ---------------       -------------------          -----------
Planned Unit Development...............                25                $2,587,327                   5.2%
Condominium............................                13                   703,779                    1.4
Manufactured Housing...................                30                 1,819,975                    3.6
Single-family Detached.................               480                36,355,852                   72.7
Small Mixed Use........................                10                 1,212,577                    2.4
Two- to Four-Family Dwelling Unit......                76                 7,310,858                   14.6
                                                    -----               -----------                 ------
        Totals.........................               634               $49,990,370                 100.0%
                                                    =====               ===========                 ======


      Documentation Summary for the Initial Fixed Rate Mortgage Loan Group




                                                  Number of           Aggregate Principal          Percent of
Documentation                                   Mortgage Loans        Balance Outstanding          Loan Group
-------------                                   ---------------       -------------------          -----------
24 Month Bank Statement.................              40                 $4,034,712                    8.1%
Full Documentation......................             498                 37,906,994                    75.8
Reduced Documentation...................              15                  1,515,575                     3.0
Stated Documentation....................              81                  6,533,088                    13.1
                                                    ----                -----------                  ------
        Totals..........................             634                $49,990,370                  100.0%
                                                    ====                ===========                  ======



        Occupancy Types for the Initial Fixed Rate Mortgage Loan Group(1)




                                                  Number of           Aggregate Principal          Percent of
Occupancy                                       Mortgage Loans        Balance Outstanding          Loan Group
---------                                       ---------------       -------------------          -----------
Investment.........................                  112                 $6,550,183                   13.1%
Owner-occupied.....................                  507                 42,239,336                    84.5
Second Home........................                   15                  1,200,850                     2.4
                                                    ----                -----------                  ------
        Totals.....................                  634                $49,990,370                  100.0%
                                                    ====                ===========                  ======


---------------
(1) Based upon representations of the related Mortgagor at the time of origination.


   Mortgage Loan Age Summary for the Initial Fixed Rate Mortgage Loan Group(1)




                                                  Number of           Aggregate Principal          Percent of
Mortgage Loan Age (Months)                      Mortgage Loans        Balance Outstanding          Loan Group
--------------------------                      ---------------       -------------------          -----------
0.....................................                 104                 $7,843,155                 15.7%
1 ....................................                 428                 33,955,010                  67.9
2.....................................                  26                  1,846,294                   3.7
3.....................................                  21                  1,828,697                   3.7
4.....................................                  26                  2,047,090                   4.1
5.....................................                  12                    968,557                   1.9
6.....................................                   4                    253,166                   0.5
7.....................................                   4                    539,455                   1.1
8.....................................                   1                     35,262                   0.1
9.....................................                   2                    254,081                   0.5
10....................................                   2                     96,112                   0.2
11....................................                   2                    186,886                   0.4
12....................................                   1                     47,713                   0.1
17....................................                   1                     88,893                   0.2
                                                      ----                -----------                ------
        Totals........................                 634                $49,990,370                100.0%
                                                      ====                ===========                ======


---------------
(1) The weighted average age of the Initial Fixed Rate Mortgage Loans is approximately 1 month.

       Credit Grade Summary for the Initial Fixed Rate Mortgage Loan Group



                                                  Number of           Aggregate Principal          Percent of
Credit Grade                                    Mortgage Loans        Balance Outstanding          Loan Group
------------                                    ---------------       -------------------          -----------
AO......................................               255                $20,257,022                 40.5%
A-......................................               211                 18,569,983                 37.1
B.......................................               109                  8,015,182                 16.0
B-......................................                22                  1,368,850                  2.7
C.......................................                34                  1,653,396                  3.3
C-......................................                 3                    125,936                  0.3
                                                      ----                -----------               ------
        Totals..........................               634                $49,990,370               100.0%
                                                      ====                ===========               ======




       Year of Origination for the Initial Fixed Rate Mortgage Loan Group




                                                  Number of           Aggregate Principal          Percent of
Year of Origination                             Mortgage Loans        Balance Outstanding          Loan Group
-------------------                             ---------------       -------------------          -----------
1998..................................                 12                 $1,187,340                   2.4%
1999..................................                622                 48,803,029                   97.6
                                                     ----                -----------                 ------
        Totals........................                634                $49,990,370                 100.0%
                                                     ====                ===========                 ======


     Prepayment Penalties for the Initial Fixed Rate Mortgage Loan Group(1)



                                                  Number of           Aggregate Principal          Percent of
Prepayment Penalty Term                         Mortgage Loans        Balance Outstanding          Loan Group
-----------------------                         ---------------       -------------------          -----------
None ................................                 167                $13,111,746                  26.2%
12 months............................                  53                  6,943,085                   13.9
24 months............................                   7                    686,654                    1.4
36 months............................                 207                 14,895,312                   29.8
60 months............................                 200                 14,353,573                   28.7
                                                     ----                -----------                 ------
        Totals.......................                 634                $49,990,370                 100.0%
                                                     ====                ===========                 ======



---------------
(1) The weighted average prepayment penalty term with respect to the Initial Fixed Rate Mortgage Loans having prepayment penalties is approximately 41 months. With respect to those Initial Fixed Rate Mortgage Loans which have prepayment penalties, 80.6% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.